SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2003

American Bank Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-102410	16-1645705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12211 Plum Orchard Drive, Suite 300, Silver Spring, Maryland 20904
(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 572-3740

Not Applicable
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

On March 31, 2003, American Bank, a wholly owned subsidiary of American Bank Holdings, Inc., filed a Form 10-KSB with the Office of Thrift Supervision for the fiscal year ended December 31, 2002.  That Form 10-KSB is attached as Exhibit 99.1 to this report.

Item 7.                    Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits.

Exhibit No.	Description

99.1	Form 10-KSB for American Bank as filed with the Office of Thrift Supervision on March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Bank Holdings, Inc.
(Registrant)

/s/ Phillip C. Bowman
Phillip C. Bowman
President and Chief Executive Officer

Date: April 1, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form 10-KSB for American Bank as filed with the Office of Thrift Supervision on March 31, 2003.